SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2004

Friedman, Billings, Ramsey Group, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other	(I.R.S. Employer incorporation or	(Commission File Number)
jurisdiction of	organization)
Identification No.)

1001 Nineteenth Street North Arlington, VA	22209
(Address of principal executive offices)	(Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 12. Results of Operations and Financial Condition

1.        On February 4, 2004, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the full year 2003 and for the fourth quarter. The entire text of that press release is being furnished herewith and attached as Exhibit 99.1.

EXHIBITS

99.1	Press Release dated February 4, 2004 announcing Friedman, Billings, Ramsey Group, Inc.’s full year 2003 and fourth quarter 2003 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 5, 2004	FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

	By:	/s/ Emanuel J. Friedman

Emanuel J. Friedman Co-Chairman and Co-Chief Executive Officer